UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23941

______________________________________________

Partners Group Growth, LLC

______________________________________________________________________________

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

______________________________________________________________________________

(Address of principal executive offices) (zip code)

Robert M. Collins 1114 Avenue of the Americas, 37th Floor New York, NY 10036 ________________________________________
(Name and address of agent for service)
Copy to:
Joshua B. Deringer, Esq. Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 (215) 988-2700

Registrant’s telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR (the “Amendment”) for the period ended March 31, 2025, originally filed with the Securities and Exchange Commission on June 9, 2025, Accession Number 0001398344-25-011610 (the “Original Filing”). This Amendment is filed solely for the purpose of revising Item 4(a) in the Original Filing. Except the dates included on the signature page and the certifications required by Rule 30a-2(a) and Rule 30a-2(b), the amendment does not amend, update or change any other information or disclosures contained in the Original Filing.

Item 1. Reports to Shareholders.

(a) The Reports to Shareholders are attached herewith.

PARTNERS GROUP GROWTH, LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2025

See the inside front cover for important information about access to your Fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 1-888-977-9790.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-977-9790 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Partners Group funds held in your account if you invest through a financial intermediary or all Partners Group funds held with the fund complex if you invest directly with the Fund.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2025

Report of Independent Registered Public Accounting Firm	1
Management’s Discussion of Fund Performance	2-4
Consolidated Schedule of Investments	5-9
Consolidated Statement of Assets and Liabilities	10
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Statement of Cash Flows	13
Consolidated Financial Highlights	14-15
Notes to Consolidated Financial Statements	16-28
Fund Management	29-31
Other Information	32-36

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2025

To the Board of Managers and Members of Partners Group Growth, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Partners Group Growth, LLC and its subsidiaries (the “Fund”) as of March 31, 2025, the related consolidated statements of operations and cash flows for the year ended March 31, 2025, the consolidated statement of changes in net assets for the year ended March 31, 2025 and the period September 20, 2023 (commencement of operations) to March 31, 2024, including the related notes, and the consolidated financial highlights for the year ended March 31, 2025 and the period September 20, 2023 (commencement of operations) through March 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the year ended March 31, 2025 and the period September 20, 2023 (commencement of operations) to March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audit of these consolidated financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, portfolio company investees or private equity funds; when replies were not received from the custodian, portfolio company investees, or private equity funds, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
May 30, 2025

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

PricewaterhouseCoopers LLP, 2121 North Pearl Street, Suite 2000, Dallas, Texas 75201

T: (214) 999 1400, www.pwc.com/us

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2025

Dear Members1,

Partners Group is pleased to present the Partners Group Growth, LLC (the “Fund”) annual report for the fiscal year ending March 31, 2025. The Fund (Class I), produced a total net return of 13.6%1 and ended the fiscal year with USD 117.9m in net assets. The fund began investing in September of 2023 with a seed portfolio funded by an equity investment into The Fund by Partners Group. Through the fiscal year, the fund continued to build a diverse portfolio. The fund intends to declare dividends annually upon being treated as a Regulated Investment Company (RIC) for tax purposes.

Management commentary

In 2024, the global economy reached a balance between growth and easing inflation; however, it displayed a mix of resilience and divergence across regions. The United States continued to outperform Europe, driven by strong private consumption and robust private sector balance sheets. The private equity investment environment in 2024 was characterized by a gradual recovery in transaction activity, although volumes remained subdued compared to pre-pandemic levels.

At the same time, growth equity market navigated a stabilizing global economy, balancing easing inflation with selective regional growth in the United States. Transaction activity gradually recovered from 2023 lows, though volumes remained subdued compared to pre-pandemic levels given elevated financing costs and geopolitical uncertainty. Exit activity improved incrementally, driven primarily by trade sales and secondary buyouts. Similarly to the private equity market, the IPO pipeline remained sparse. The secondaries market expanded steadily, supported by demand for liquidity and improved investor confidence as interest rates moderated. Growth equity returns were anchored by fundamental earnings growth rather than by multiple expansion, contrasting with public markets, where the MSCI World Index surged 18.7% on tech-driven valuation gains and the tech-heavy NASDAQ composite index posted 30% return6 in the 2024 calendar year, rewarding companies dealing in AI. Growth equity investors prioritized disciplined capital deployment, focusing on market-leading businesses with robust fundamentals and exposure to long-term trends such as AI. Global growth equity funding surged at the end of 2024, increasing 24% quarter over quarter. The US led the way with a 44% increase in funding, fueled by generative AI.7

Growth equity markets experienced a notable shift in 2024, with investors placing greater emphasis on companies demonstrating solid unit economics and paths to profitability rather than growth at all costs. Deal volumes in this segment have increased approximately 15% year-over-year, though valuations remain tempered compared to 2021 levels, with median revenue multiples settling around 8-10x for high-quality growth companies. AI infrastructure, generative AI and decarbonization technologies dominated deal flow. However, dry powder remains elevated at USD 150bn globally. The market’s shift towards sustainable growth and technological pragmatism sets the stage for more disciplined, innovation driven era.

Continuing to build on the initial portfolio, the Advisor focused on quality, established Private Equity Direct positions while increasing overall exposure and diversification through Private Equity Secondary Investments. This strategy has led to a portfolio of 25 positions with an underlying exposure to more than 800 companies. The Fund has committed about USD 92m as of March 31, 2025, with a near-term pipeline of actionable investments. Broad growth rates are no longer given. In an uncertain macro environment, success demands active value creation while targeting durable themes like digitalization and sustainability. The Fund is uniquely positioned to harness the strategic advantage of growth equity in this complex new world.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2025 (continued)

	Annualized Total Return as of 31 March 2025[2]
	Time Horizon[3]	1 Year	Since registration[3]
PG Growth Class I NAV Based TR	February 27th, 2024	13.6%	19.0%
PG Growth Class S NAV Based TR	October 31st, 2024	n.a.	2.9%
PG Growth Class S NAV Based TR with Sales Load[4]	October 31st, 2024	n.a.	1.3%
MSCI World TR5	February 27th, 2024	7.0%	9.6%

Portfolio positioning

The Adviser implements relative value views to determine the sizing for new investments in any given period. We believe that the Fund’s ability to apply relative value across regions, markets, sectors, and investment types will persistently contribute to achieving the Fund’s investment goals. While we continue to believe that the best opportunities are in Private Equity Direct Growth Investments, which Partners Group originates and involve no underlying fees to other managers, the Fund also benefits from diversifying return potential of investments in secondaries and co-investments with other GPs.

As of March 31, 2025, the Fund has direct and indirect exposure to more than 800 portfolio companies across North America (46%), Europe (35%), Asia-Pacific (19%), and other regions (<1%). Of these, the Fund held direct interests in 13 assets (43% of portfolio value), and 12 stakes in secondary investments (57%). The Fund is further diversified across more than 15 different vintage years.

Looking ahead

At a macro level, the global economy continues to display signs of overall resilience, but the outlook is heavily dependent on US policy shifts, notably regarding tariffs which is fueling uncertainty. Inflation has moderated across major developed economies, but recent upticks in the US highlight ongoing challenges in fully cooling price growth. Central banks are this complex landscape with cautious monetary policy adjustments. In its base case, Partners Group anticipates navigating an investment landscape characterized by inflation and interest rate volatility, which will lead to fluctuations in valuations and cash flows. This situation reinforces the need for disciplined underwriting, with a careful approach to leverage as well as a focus on margin resilience.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2025 (continued)

Since the announcement of new tariffs by the US administration on April 2, we have witnessed increased volatility in public markets and rising levels of uncertainty in the macro-economic environment. The impact of new tariffs announced by the US administration on the Fund is expected to be low. The fund is well-positioned to weather market volatility with a diversified portfolio of high-quality assets, ample liquidity, and flexibility to take advantage of attractive investment opportunities that arise from market dislocation.

We sincerely appreciate the trust and confidence you have placed in Partners Group through your investment in the Fund. Thank you for your ongoing support. If you have any further questions or comments, we encourage you to reach out to your dedicated Partners Group representative or email our team at the provided address at DLPGPEOperations@partnersgroup.com

Sincerely,

Partners Group (USA) Inc.

Note: Data as of March 31, 2025.

1.	Terms used but not defined in this letter have the meanings set forth in the Notes to the Fund’s Financial Statements for the fiscal year ended March 31, 2025 hereinafter appearing.

2.

Past performance is not indicative of future results. Performance is not annualized for time horizons of one year or less. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the sale of Fund shares. All figures are net of all fees including advisory and incentive fees and fund expenses. Performance reflects expense reimbursements and/or fees waived by the adviser, without which performance would be lower. There is no assurance that similar results will be achieved in the future. Certain statements in this commentary are forward-looking statements. The forward-looking statements and other views expressed herein are those of Fund management as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives.

3.

Partners Group Growth, LLC registered as a registered investment company on February 27th, 2024. The first unit NAV following registration on February 29th, 2024 has been used for performance calculation purposes for Class I. The inception date of Class S is October 31st, 2024.

4.	Assumes Maximum Placement Fee for Class S of 1.50%.

5.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,539 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index was launched on Mar 31, 1986. Data prior to the launch date is back-tested data (i.e. calculations of how the index might have performed over that time period had the index existed). There are frequently material differences between back-tested performance and actual results. Past performance — whether actual or back-tested — is no indication or guarantee of future performance. The index is unmanaged and does not include fees. Investors may not invest in the index directly. The index does not serve as a benchmark for the Fund and the index performance is presented for illustrative purposes only.

6.	Source: Bloomberg (2025). NASDAQ composite index (COMP)

7.	Source: Bain & Company (2025) “Global Venture Capital Outlook: The Latest Trends”

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

	Industry	Acquisition Date	Shares	Fair Value
Public Investments (0.01%)
Common Stocks (0.01%)
North America (0.01%)
Tempus AI, Inc.	Health Care	03/17/25	110	$5,303
Total North America (0.01%)				5,303

Total Common Stocks (Cost $5,988)(0.01%)				$5,303

Private Equity Investments (100.70%) Direct Investments * (43.56%) Direct Equity (43.56%)	Investment Type	Acquisition Date	Shares	Fair Value**
Asia - Pacific (18.20%)
BPEA EQT Mid-Market Growth Co-investment Carlton, SCSp +, a	Common equity	01/21/25	711,267	$711,267
Campus Co-investment, L.P. +, a	Common equity	03/20/24	9,002,997	13,785,254
Kedaara Victoria Holdings +, a, b	Limited partnership interest	09/28/23	—	4,694,215
Menou LP +, a, b	Limited partnership interest	08/23/24	—	1,813,952
PG Power Pte. Ltd. +, a, c	Common equity	10/30/24	696,549	453,437
Total Asia - Pacific (18.20%)				21,458,125

North America (17.12%)
Aurora Co-Invest L.P. +, a, b, c	Limited partnership interest	07/25/24	—	4,815,334
Lumin Digital, LLC +, a, c	Preferred equity	11/20/24	150,000	900,077
Lumin Digital, LLC +, a	Preferred equity	02/12/25	37,500	225,016
Revelstoke Capital Partners LLC (Holdco) +, a	Common equity	03/26/25	1,513,965	1,513,965
Silver Lake Strategic Investors VI, L.P. +, a, b	Limited partnership interest	09/14/23	—	6,858,158
Surveyor Co-Invest SCSp +, a, b, c	Limited partnership interest	10/17/24	—	899,464
Sword Health Technologies, Inc. +, a	Common equity	05/14/24	2,749,092	3,590,287
Sword Health Technologies, Inc. +, a,	Preferred equity	05/14/24	1,007,763	1,375,742
Total North America (17.12%)				20,178,043

Western Europe (8.24%)
Akur8 SAS +, a, c	Common equity	08/28/24	1,703,556	2,159,625
Akur8 SAS +, a, c	Preferred equity	08/28/24	2,333,724	2,765,010
PG Investment Company 76 S.à r.l. +, a, c	Common equity	09/03/24	35,846	1
PG Investment Company 76 S.à r.l. +, a, c	Preferred equity	09/03/24	4,347,958	4,790,747
Total Western Europe (8.24%)				9,715,383

Total Direct Equity (43.56%)				$51,351,551

Total Direct Investments (43.56%)				$51,351,551

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Secondary Investments *, b (57.14%)	Acquisition Date	Fair Value
Asia - Pacific (0.37%)
Affinity Asia Pacific Fund IV (No.2) L.P. +, a, c	09/30/24	$277,845
Archer Capital Fund 5 +, a, c	09/30/24	3,467
Bain Capital Asia Fund II, L.P.Bain Capital Asia Fund II, L.P. +, a	03/31/25	60,474
Crescent Capital Partners IV, LP +, a	09/30/24	2,319
KV Asia Capital Fund I L.P. +, a, c	09/30/24	90,951
Total Asia - Pacific (0.37%)		435,056

North America (28.91%)
7Wire Ventures Fund II, L.P. +, a, c	12/29/23	474,570
7Wire Ventures Fund, L.P. +, a	12/29/23	1,539,639
ACP Investment Fund, L.P. +, a, c	09/30/24	7,959
ASP Securities Exchange Fund II L.P. +, a, c	09/30/24	580,800
August Capital V Special Opportunities, L.P. +, a, c	10/01/24	4,587
Bain Capital Venture Fund 2009, L.P. +, a, c	09/30/24	3,512
Bain Capital Venture Fund 2012, L.P. +, a	09/30/24	109,992
Berkshire Fund VIII, L.P. +, a, c	09/30/24	44,853
Birch Hill Equity Partners (US) IV, LP +, a	01/13/25	56,630
Cortec Group Fund V, L.P. +, a, c	09/30/24	6
ESG Holdco II LLC +, a	12/29/23	498,629
Index Ventures Life VI (Jersey), L.P. +, a, c	09/30/24	34,045
Madison Dearborn Capital Partners V, L.P. +, a, c	12/31/24	1
Mainsail Partners III, L.P. +, a, c	09/30/24	14,957
Marlin Equity III, L.P. +, a, c	09/30/24	1,757
New Enterprise Associates 14, L.P. +, a, c	10/01/24	342,677
Next Play Capital I, L.P. +, a, c	12/29/23	1,248,653
Next Play Capital II, L.P. +, a, c	12/29/23	1,029,936
NGP Natural Resources X, L.P. +, a, c	09/30/24	16,819
Novacap TMT International NV CV, L.P. +, a, c	10/31/24	741,415
NPC Exabeam, LLC +, a	12/29/23	139,765
NPC Guild, LLC +, a	12/29/23	366,715
Performance Venture Capital Reinvestment Fund, L.P. +, a	03/12/25	5,992,948
Project Senator Holding VII L.P. +, a	05/13/24	3,484,068
Redpoint Omega II, L.P. +, a	09/30/24	98,949
Redpoint Ventures IV, L.P. +, a, c	09/30/24	35,582
RoundTable Healthcare Partners III, L.P. +, a, c	09/30/24	54,467
SCP Harbor, L.P. +, a, c	10/13/23	12,403,217
Sigma Partners 6, L.P. +, a	09/30/24	39,022
Sigma Partners 7, L.P. +, a	09/30/24	11,282
Sigma Partners 8, L.P. +, a	09/30/24	38,797
Sterling Capital Partners IV, L.P. +, a, c	12/01/24	16,143
Sterling Partners – Small Market Growth 2009, L.P. +, a,	12/01/24	20,203
STG IV, L.P. +, a, c	09/30/24	13,941
Summit Partners Growth Equity Fund VIII-B, L.P. +, a, c	12/31/24	16,364
Summit Partners Venture Capital Fund III-B, L.P. +, a, c	12/31/24	16,992
TA Atlantic and Pacific VII-A L.P. +, a, c	09/30/24	175,786
TA Subordinated Debt Fund III, L.P. +, a, c	09/30/24	807
TA XI, L.P. +, a, c	09/30/24	22,060
TQS MCE LLC +, a	12/29/23	703,299
Trinity Ventures 2024, L.P. +, a, c	12/20/24	3,583,559
Trivest Fund V, L.P. +, a, c	10/01/24	77,361
Warburg Pincus Private Equity XI, L.P. +, a	01/01/25	17,508
Welsh, Carson, Anderson & Stowe XI, L.P. +, a	09/30/24	325
Total North America (28.91%)		34,080,597

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Secondary Investments *, b (continued)	Acquisition Date	Fair Value
Rest of World (0.37%)
Advent Latin American Private Equity Fund V, L.P. +, a, c	10/01/24	$50,002
Pitango Venture Capital Fund VI L.P. +, a	09/30/24	350,496
Victoria South American Partners II, L.P. +, a, c	09/30/24	30,237
Total Rest of World (0.37%)		430,735

Western Europe (27.49%)
Abingworth Bioventures VI LP +, a, c	10/01/24	22,379
Advent International GPE VI, L.P. +, a, c	10/01/24	7,804
Advent International GPE VII-E, L.P. +, a, c	10/01/24	27,439
Alchemy Special Opportunities Fund II L.P. +, a, c	09/30/24	25,069
APAX Europe VII - B, L.P. +, a, c	10/01/24	1,354
Astorg V FCPR +, a, c	09/30/24	528
Atomico IV L.P. (Project Matterhorn) +, a, c	01/31/24	4,824,354
Atomico V L.P. +, a, c	01/31/24	3,037,280
August Capital V, L.P. +, a, c	10/01/24	24,177
Bain Capital Europe Fund III, L.P. +, a	03/31/25	29
BC European Capital IX, L.P. +, a, c	10/01/24	70,342
Charterhouse Capital Partners IX +, a	09/30/24	1,162
DBAG Fund VI (Guernsey) L.P. +, a, c	09/30/24	23,301
Earlybird DWES Fund VI GmbH & Co. KG +, a, c	06/07/24	2,978,881
Earlybird DWES Fund VII GmbH & Co. KG +, a, c	06/07/24	1,244,368
EQT Mid Market Europe (No.1) Feeder Limited Partnership +, a, c	01/31/24	1,309,292
France Special Situations Fund I FPCI +, a, c	10/01/24	10,926
G Square Capital I +, a	12/01/24	72
HitecVision Asset Solutions, L.P. +, a, c	09/30/24	209
HitecVision SpringPoint L.P. +, a, c	09/30/24	132
HitecVision V, L.P. +, a, c	09/30/24	315
HitecVision VI, L.P. +, a, c	09/30/24	84,013
Impilo Orphan Drugs AB +, a, c	09/19/24	505,752
Index Ventures Growth II (Jersey), L.P. +, a, c	09/30/24	71,410
Index Ventures Growth III (Jersey), L.P. +, a	09/30/23	2,819,667
Index Ventures Growth IV (Jersey), L.P. +, a	09/30/23	1,675,614
Index Ventures IX (Jersey), L.P. +, a, c	09/30/23	919,882
Index Ventures VI (Jersey), L.P. +, a	09/30/23	2,815,188
Index Ventures VII (Jersey), L.P. +, a, c	09/30/23	2,783,214
Index Ventures VIII (Jersey), L.P. +, a, c	09/30/23	1,485,196
Industrial Opportunity Partners II, L.P. +, a, c	09/30/24	9,968
Investindustrial V L.P. +, a, c	09/30/24	66,939
L Capital 3 FPCI +, a, c	12/02/24	25,590
Latour Capital I +, a, c	12/31/24	4,555
Living Bridge 5 L.P. +, a, c	10/01/24	35,742
Phoenix Equity Partners 2010 LP +, a	09/30/24	273
Piper Private Equity Fund V L.P. +, a, c	10/01/24	9,037
Prime Ventures IV C.V. +, a, c	09/30/24	95,396
Summit Partners Europe Private Equity Fund, L.P. +, a	03/31/25	1
TDR Capital III ‘B’ L.P. +, a, c	10/01/24	162,297
Turkish Private Equity Fund III L.P. +, a, c	09/30/24	220,814
Volpi Capital Investments Conti, L.P. +, a, c	09/07/23	5,002,626

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

Private Equity Investments (continued) Secondary Investments *, b (continued)	Acquisition Date	Fair Value
Western Europe (continued)
WPEF V Feeder LP +, a	01/01/25	$5,896
Total Western Europe (27.49%)		32,408,483

Total Secondary Investments (57.14%)		$67,354,871

Total Private Equity Investments (Cost $85,917,238)(100.70%)		$118,706,422

Total Investments (Cost $85,923,226)(100.71%)		118,711,725

Other Assets in Excess of Liabilities ((0.71)%)		(832,683)

Net Assets (100.00%)		$117,879,042

*

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets on the secondary market.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

[a]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2025 was $118,706,422, or 100.70% of net assets. As of March 31, 2025, the aggregate cost of each investment restricted to resale was $711,267, $6,001,998, $3,000,999, $4,419,021, $1,762,511, $458,444, $4,175,472, $900,000, $225,000, $1,513,965, $5,015,741, $830,722, $2,749,092, $404,958, $208,829, $129,048, $45,647, $264,054, $874, $1,893,836, $2,597,189, $39,577, $4,800,561, $136,273, $1, $27,162, $12,770, $45,541, $303,740, $676,887, $4,973, $374,962, $4,253, $1, $84,665, $7,219, $21,138, $1, $501,022, $20,595, $1, $20,693, $1,485, $187,332, $653,108, $502,354, $11,495, $741,415, $84,841, $169,592, $4,400,328, $1,687,151, $75,860, $31,748, $23,156, $7,161,657, $22,662, $12,600, $21,846, $8,416, $11,103, $7,851, $3,514, $10,527, $76,675, $1, $11,293, $320,951, $2,570,015, $52,652, $9,796, $1,645, $33,538, $246,822, $30,660, $9,781, $6,619, $18,029, $18,061, $607, $891, $3,866,598, $2,100,535, $51,166, $1, $22,135, $999, $19,254, $1,074,447, $491,977, $794,686, $44,821, $112, $1, $0, $6,119, $86,680, $436,170, $89,140, $1,204,765, $1,941,379, $839,810, $999,809, $773,189, $1,165,268, $1,154,795, $4,827, $69,023, $17,227, $4,272, $18,692, $1, $12,737, $48,609, $1, $139,361, $117,406, $4,688,068 and $4,379, respectively, totaling $85,917,238.

[b]	Investment does not issue shares.

[c]	Investment has been committed to but has not been fully funded by the Fund.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2025 (continued)

A summary of outstanding financial instruments at March 31, 2025 is as follows:

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased		Currency Sold		Value	Unrealized Appreciation (Depreciation)
April 15, 2025	Bank of America		$4,659,901	INR	403,800,000	$4,654,331	$5,570
April 15, 2025	Bank of America	INR	403,800,000		$4,654,326	$4,654,331	$5
April 24, 2025	State Street Bank International		$23,761,646		€22,510,000	$24,470,699	$(709,053)
April 24, 2025	State Street Bank International		$2,754,598		€2,610,000	$2,837,340	$(82,742)
April 24, 2025	State Street Bank International		€25,120,000		$27,309,192	$27,308,039	$(1,153)
May 21, 2025	Bank of America		$4,642,057	INR	403,800,000	$4,711,870	$(69,813)
June 18, 2025	State Street Bank International		$1,508,372		¥225,900,000	$1,523,082	$(14,710)
July 16, 2025	State Street Bank International		$27,434,042		€25,120,000	$27,292,179	$141,863
							$(730,033)

Legend:

€ - Euro

INR - Indian Rupee

¥ - Japanese Yen

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2025

Assets
Unaffiliated Private Equity Investments, at fair value (cost $85,917,238)	$118,706,422
Common stocks, at fair value (cost $5,988)	5,303
Cash and cash equivalents	7,389,347
Cash denominated in foreign currencies (cost $886,439)	915,418
Investment sales receivable	181,817
Interest receivable	63,488
Due from broker	750,000
Unrealized appreciation on forward foreign currency contracts	147,438
Due from affiliate	641,460
Other receivable	27,398
Prepaid expenses	54,489
Total Assets	$128,882,580

Liabilities
Investment purchases payable	2,303,622
Distribution, servicing and transfer agency fees payable	79,940
Unrealized depreciation on forward foreign currency contracts	877,471
Management fees payable	288,764
Professional fees payable	392,499
Accounting and administration fees payable	791,660
Custodian fees payable	57,000
Other payable	171,075
Deferred tax liability, net	6,041,507
Total Liabilities	$11,003,538

Commitments and contingencies (See note 8)

Net Assets	$117,879,042

Paid-in capital	$95,135,000
Distributable earnings (accumulated loss)	$22,744,042
Total Net Assets	$117,879,042

Class I Units
Net assets	$117,503,557
Units outstanding	59,772,452
Net asset value per unit	$1.97

Class S Units
Net assets	$375,485
Units outstanding	191,186
Net asset value per share	$1.96

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Year Ended March 31, 2025

Investment Income
Interest	$410,859
Total Investment Income	410,859
Operating Expenses
Incentive fee	2,022,181
Management fees	1,550,800
Professional fees	1,395,101
Accounting and administration fees	500,502
Board of Managers’ fees	135,000
Custodian fees	36,000
Insurance expense	619
Distribution and servicing fees
Class S Units	640
Transfer agency fees
Class I Units	39,650
Class S Units	16,521
Other expenses	202,188
Total Expenses	5,899,202
Expense waiver from Adviser	(1,297,839)
Net Expenses	4,601,363

Net Investment Loss	(4,190,504)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts, Foreign Currency and Deferred Tax
Net realized loss from investments	(48,040)
Net realized gain on foreign currency transactions	140,639
Net realized gain on forward foreign currency contracts	1,357,873
Net realized gain distributions from primary and secondary investments	78,460
Net change in accumulated unrealized appreciation (depreciation) on:
Investments	16,882,662
Foreign currency translation	72,597
Forward foreign currency contracts	(876,444)
Deferred income tax expense on unrealized appreciation	(2,013,778)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts, Foreign Currency and Deferred Tax	15,593,969

Net Increase (Decrease) in Net Assets From Operations	$11,403,465

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets –

	For the Year Ended March 31, 2025	For the Period from September 20, 2023 (Commencement of Operations) to March 31, 2024
Increase (decrease) in Net Assets resulting from operations:
Net investment loss	$(4,190,504)	$(526,321)
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency contracts and distributions from primary and secondary investments	1,528,932	(157,027)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation, forward foreign currency contracts and deferred income tax expense	14,065,037	12,023,925
Net increase in Net Assets resulting from operations	$11,403,465	$11,340,577

Capital transactions (See note 4):
Issuance of common Units
Class I Units	43,260,000	51,500,000
Class S Units	375,000	—
Total increase in Net Assets resulting from capital transactions	$43,635,000	$51,500,000

Total increase in Net Assets	$55,038,465	$62,840,577

Net Assets at beginning of period	$62,840,577	$—
Net Assets at end of period	$117,879,042	$62,840,577

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$11,403,465
Adjustments to reconcile Net Increase (Decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on investments	(16,882,662)
Net change in unrealized (appreciation) depreciation on forward foreign currency contracts	876,444
Net realized gain from investments and foreign currency transactions	(92,599)
Purchases of investments	(36,775,341)
Proceeds from sales of investments	3,447,219
Increase in interest receivable	(63,488)
Increase in due from affiliate	(19,250)
Increase in due from broker	(750,000)
Increase in other receivable	(27,398)
Decrease in prepaid expenses	(51,895)
Increase in management fees payable	288,764
Increase in distribution, servicing and transfer agency fees payable	56,811
Increase in professional fees payable	265,499
Decrease in tax expense payable	(43)
Increase in accounting and administrative fees payable	499,996
Increase in custodian fees payable	36,000
Decrease in legal fees payable	(392,502)
Increase in other payable	171,075
Increase in deferred tax liability, net	2,013,778
Net Cash (Used in) Operating Activities	(35,996,127)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Units	43,635,000
Net Cash Provided by Financing Activities	43,635,000

Net change in cash and cash equivalents	7,638,873

Effect of exchange rate changes on cash	140,639

Cash and cash equivalents at beginning of year(1)	525,253
Cash and cash equivalents at end of year(2)	$8,304,765

(1)	Balance includes cash and cash equivalents and cash denominated in foreign currencies of $456,957 and $68,296, respectively.

(2)	Balance includes cash and cash equivalents and cash denominated in foreign currencies of $7,389,347 and $915,418, respectively.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class I
	Year Ended March 31, 2025*	For the Period from September 20, 2023 (Commencement of Operations) to March 31, 2024*
Per Unit Operating Performance:
Net asset value, beginning of period	$1.73	$—
Issuance of units	—	1.42
Income from investment operations:
Net investment loss(1)	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments(1)	0.34	0.33
Net increase in net assets resulting from operations	0.24	0.31
Net asset value, end of period	$1.97	$1.73

Total Return(2)(3)	13.57%	38.47%

Ratios and supplemental data:(4)
Net assets, end of period in thousands (000s)	$117,504	$62,841
Net investment income (loss) to average net assets before Incentive Fee	(2.25)%	3.37	%(5)
Ratio of gross expenses to average net assets, excluding Incentive Fee(6)	4.01%	6.52	%(5)
Ratio of Incentive Fee to average net assets(3)	2.10%	3.13%
Ratio of gross expenses and Incentive Fee to average net assets(6)	6.11%	9.65	%(5)
Ratio of expense waivers to average net assets	(1.34)%	(9.88)%
Ratio of net expenses and Incentive Fee to average net assets	4.77%	(0.23	)%(5)
Ratio of net expenses to average net assets, excluding Incentive Fee	2.67%	(3.36	)%(5)

Portfolio Turnover(3)	5.44%	3.28%

*	During the year ended March 31, 2025, the Fund effected a 1-for-4 unit split on July 2, 2024. All historical per unit information has been retroactively adjusted to reflect this unit split.

(1)	Calculated using average units outstanding.

(2)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(3)	Not annualized.

(4)	Ratios may vary for individual investor.

(5)	Annualized.

(6)	Ratio does not include expenses of Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights – (continued)

Class S
Year Ended March 31, 2025
Per Unit Operating Performance:
Net asset value, beginning of Year	$—
Issuance of units	1.95
Income from investment operations:
Net investment loss(1)	(0.11)
Net realized and unrealized gain (loss) on investments(1)	0.12
Net increase in net assets resulting from operations	0.01
Net asset value, end of Year	$1.96

Total Return(2)(3)	2.86%

Ratios and supplemental data:(4)
Net assets, end of year in thousands (000s)	$375
Net investment income (loss) to average net assets before Incentive Fee	(3.71)%
Ratio of gross expenses to average net assets, excluding Incentive Fee(5)	10.88%
Ratio of Incentive Fee to average net assets(3)	2.10%
Ratio of gross expenses and Incentive Fee to average net assets(5)	12.98%
Ratio of expense waivers to average net assets	(6.75)%
Ratio of net expenses and Incentive Fee to average net assets	6.23%
Ratio of net expenses to average net assets, excluding Incentive Fee	4.13%

Portfolio Turnover(3)	5.44%

(1)	Calculated using average units outstanding.

(2)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(3)	Not annualized.

(4)	Ratios may vary for individual investor.

(5)	Ratio does not include expenses of Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025

1. Organization

Partners Group Growth, LLC (the “Fund”) is a Delaware limited liability company that was organized on July 1, 2023, and commenced operations on September 20, 2023 (Commencement of Operations). The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) pursuant to an investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). The Board of Managers of the Fund (collectively, the “Board” and each member thereof a “Manager”) has oversight responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, a committee of the Board, or the Adviser, as it did in causing the Fund to enter into the Investment Management Agreement. The Fund’s investment objective is to seek long-term capital appreciation by investing in private market enterprises with above-market growth potential. The Fund makes investments directly and through its wholly owned subsidiary, Partners Group Growth (Subholding), LLC (the “Onshore Subsidiary”) and Partners Group Growth BSL, LLC (the “BSL Subsidiary”).

Units are offered only to investors that represent that they are “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act. Purchasers of Units become members of the Fund (“Members”).

The Fund offers three classes of Units designated as “Class A Units” (the Class A Units), “Class I Units” (the Class I Units) and “Class S Units” (the Class S Units). In the future the Fund may offer additional classes of Units. The Class A Units, Class I Units, Class S Units, and each additional class of Units issued by the Fund, if any, will have different characteristics, particularly regarding the sales charges that purchasers of Units of the additional class bear the distribution and service fees, if any, and other class specific expenses, if any, that are charged to holders of Units of the additional class. The Adviser has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Although Units of each class represent pro rata interests in the Fund, each class votes separately on class-specific matters. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Units based on the relative net assets of each class to the total net assets of the Fund.

2. Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

Investments held by the Fund include publicly traded equity and debt investments (“Public Investments”)”, direct equity in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

The Fund is required to report its investments, including those for which current market values are not readily available, at fair value.

The Fund values its investments in accordance with ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the Investment Company Act. Pursuant Rule 2a-5, the Board designated the Adviser as “valuation designee” to perform fair value determinations and approved amended Valuation Procedures.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

2. Significant Accounting Policies (continued)

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

The Adviser, as “valuation designee” under Rule 2a-5, determines the fair value of the Fund’s Private Equity Investments in conformity with U.S. GAAP and the Fund’s Valuation Procedures. As permitted by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with persons who are employees of the Adviser’s parent company or one of its subsidiaries. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

Direct Investments

In assessing the fair value of the Fund’s non-traded Direct Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings multiples, discounted cash flow and market data from third party pricing services. The Adviser makes valuation assumptions based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, considering all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For each of the Fund’s Private Equity Fund Investments (for the purposes of this paragraph, an “Investee”), the Fund has no right to cause the Investee or any third party to purchase the Fund’s investment in the Investee, at the end of the term of such investment, or at any other time. Accordingly, in a typical Private Equity Fund Investment, the Fund expects to realize the value remaining in its investment at the end of the investment’s term through distributions resulting from the liquidation of the remaining assets of the Investee.

Public Investments

The fair values of financial instruments traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price (“Readily Available Market Quotations”). A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that quotation will not be readily available if it is not reliable.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

2. Significant Accounting Policies (continued)

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or by a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, to such other client or the Adviser’s affiliate.

c. Cash and Cash Equivalents

In the normal course of its business the Fund holds cash, including foreign currencies, in short-term interest-bearing deposit accounts to provide liquidity pending investment in private equity investments. At times, the amounts held in these accounts may exceed applicable federally insured limits. The Fund has not experienced any losses in these accounts and does not believe that it is exposed to significant credit risk in these accounts.

d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. As of March 31, 2025, the Fund’s investments denominated in foreign currencies were as follows:

Currency	Number of investments
Australian Dollar	3
British Pound Sterling	5
Canadian Dollar	1
Euros	31
Japanese Yen	1

The Fund does not separately state the portion of the results of operations due to fluctuations in foreign exchange rates. They are included with other changes in fair values of the investments during the period.

e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign currency exchange contracts.

During the year ended March 31, 2025, the Fund entered 29 long/short forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Assets and Liabilities, the Fund had $147,438 in unrealized appreciation and $(877,471) in unrealized depreciation on forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $1,357,873 in net realized gains (losses) and $(876,444) change in net unrealized appreciation (depreciation) on forward foreign exchange currency contracts. The outstanding forward foreign currency exchange contract amounts at March 31, 2025 are representative of contract amounts during the period.

f. Investment Income

The Fund records a distribution of cash or in-kind securities on a Private Equity Investment at fair value based on the information contained in the notice provided to the Fund when the distribution is received. Thus, the Fund recognizes in the Consolidated Statement of Operations its share of realized gains (or losses) and the Fund’s share of net investment income (or loss) based upon information received about distributions on Private Equity Investments. Unrealized appreciation

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

2. Significant Accounting Policies (continued)

(depreciation) on investments presented in the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and undistributed net investment income (or loss) on Private Equity Investments for the relevant period.

For certain Direct Investments, the Fund classifies various types of non-interest income received as either other income or transaction income. Other income includes transfer fees, amendment fees, and unfunded fees. Transaction income includes break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, and syndication fees.

g. Interest and Dividend Income

Dividend income is recorded on the ex-dividend date, except for certain dividends received from foreign securities and Direct Equity Investments for which the ex-dividend date has passed, in which case the dividend is recorded as soon as a Fund is informed that the ex-dividend date has occurred. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis from the settlement date, except for securities with a forward starting effective date, where interest income is recorded on the accrual basis from the effective date.

h. Fund Expenses

The Fund records expenses for all costs incurred in its conduct of the business of the Fund on an accrual basis, including, but not limited to, the following: all costs of portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for lines of credit; fees for data and software providers; costs of insurance; registration costs; fees of each Manager who is not an “interested person” of the Fund, as defined in the Investment Company Act (each, individually an “Independent Manager” and collectively, the “Independent Managers”); and costs of meetings of the Board, including reimbursement of the Independent Managers for their costs in attending meetings of the Board.

i. Expenses Relating to Purchases of Secondary Investments

Expenses relating to purchases of Secondary Investments include the amortization of deferred payments on Secondary Investments. Such amortization expense is recognized on a monthly basis until the due date of a deferred payment.

j. Income Taxes

The Fund recognizes tax positions in its consolidated financial statements only when it is more likely than not that the relevant taxing authority will, upon examination, sustain the position based on its merits. A position that meets this standard is measured at the maximum benefit that will more likely than not be realized upon settlement. The Fund classifies any interest expense related to income taxes in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations. During the year ended March 31, 2025, the Fund did not incur any interest or penalties.

State and federal deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities, using the enacted statutory tax rate. Deferred income tax expenses or benefits are based on the changes in the assets and liabilities from period to period.

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction. Based on this review, the Fund has concluded that the Fund’s net deferred tax liability at March 31, 2025, unrealized gains, unrealized losses and tax losses carried forward was $6,041,507. This deferred tax liability represents the estimated future tax liability that would be due if the unrealized gains and unrealized losses were realized, and if the tax losses carried forward were utilized as of the balance sheet date. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

In order to comply with the requirements of Subchapter M, the Fund must distribute substantially all of its taxable income and gains to holders of Fund Units and meet certain diversification and income requirements with respect to its investments. The Onshore Subsidiary is treated as an association taxable as a corporation for U.S. federal income tax purposes. The BSL Subsidiary is treated as an entity separate from the Fund, and thus are disregarded, for U.S. federal income tax purposes. In preparing its consolidated financial statements, the Onshore Subsidiary is required to recognize its estimate of income taxes for Federal and State purposes as a deferred tax asset or liability. Deferred income taxes reflect the net tax effects

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

2. Significant Accounting Policies (continued)

of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the corresponding amounts used for income tax purposes. If the Onshore Subsidiary has a deferred tax asset, consideration is given to whether a valuation allowance is required. The BSL Subsidiary is not subject to U.S. federal and state income taxes.

The Fund will file tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2025, the tax years from the year 2024 forward will be subject to examination by the major tax jurisdictions in which the Fund is subject to examination.

k. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported increases and decreases in capital from operations during the reporting period. Actual results may differ from those estimates.

l. Consolidated Financial Statements

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Onshore Subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

m. Disclosures about Offsetting Assets and Liabilities

The Fund is subject to requirements to disclose information about offsetting assets and liabilities and similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The table below presents the amounts of the Fund’s derivative assets and liabilities as of March 31, 2025: gross, net of amounts available for offset under a MNA, and net of the related collateral received and/or pledged, if any, by the Fund:

Counterparty	Derivative Assets Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Received[1]	Net Amount[2]
State Street Bank International	$141,863	$141,863	$—	$—
Bank of America	5,575	5,575	—	—

Counterparty	Derivative Liabilities Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Pledged[1]	Net Amount[3]
State Street Bank International	$807,658	$141,863	$665,795	$—
Bank of America	69,813	5,575	—	64,238

[1]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount due from the Fund to the counterparty in the event of default.

n. Recently Adopted Accounting Pronouncements

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted the notes to the Consolidated Financial Statements only and did not affect the Fund’s financial position or the results of its operations.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

2. Significant Accounting Policies (continued)

The Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation. The Fund represents a single operating segment, as the CODM monitors and assesses the operating results of the Fund as a whole, based on a defined investment objective of the Fund. The Fund’s portfolio composition, total returns, expense ratios and changes in net assets are used by the CODM to assess segment performance and make sure resource allocations are consistent with the information presented within the Fund’s Consolidated Financial Statements. The accompanying Consolidated Financial Statements detail the Fund’s segment assets, liabilities, revenues, and expenses.

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

Valuation of Investments

●

Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on that date, the closing bid price on the determination date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

●

Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

3. Fair Value Measurements (continued)

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments classified in the fair value hierarchy as of March 31, 2025:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$5,303	$—	$—	$5,303
Direct Investments:
Direct Equity	$—	$—	$51,351,551	$51,351,551
Total Direct Investments*	$—	$—	$51,351,551	$51,351,551
Secondary Investments*	$—	$—	$67,354,871	$67,354,871
Total Investments	$5,303	$—	$118,706,422	$118,711,725
Other Financial Instruments
Assets
Foreign Currency Exchange Contracts**	$—	$147,438	$—	$147,438
Total Assets	$—	$147,438	$—	$147,438

Liabilities
Foreign Currency Exchange Contracts**	$—	$(877,471)	$—	$(877,471)
Total Liabilities	$—	$(877,471)	$—	$(877,471)

Total Investments net of Foreign Currency Exchange Contracts	$5,303	$(730,033)	$118,706,422	$117,981,692

*	Private Equity Investments are described in Note 2.b.
**	Forward Foreign Currency Exchange Contracts are described in Note 2.e.

The following is a reconciliation of the amount of the account balances on April 1, 2024 and March 31, 2025 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2024	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of March 31, 2025
Direct Investments:
Direct Equity Investments	$19,641,895	$(1,855)	$8,053,292	$23,741,994	$(83,775)	$—	$—	$51,351,551
Total Direct Investments*	$19,641,895	$(1,855)	$8,053,292	$23,741,994	$(83,775)	$—	$—	$51,351,551
Secondary Investments*	$46,613,156	$(9,065)	$8,830,055	$14,449,327	$(2,528,603)	$—	$—	$67,354,871
Total	$66,255,051	$(10,920)	$16,883,347	$38,191,321	$(2,612,378)	$—	$—	$118,706,422

*

For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “secondary investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market (See Note 2.b). Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

3. Fair Value Measurements (continued)

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation (depreciation) for the year ended March 31, 2025 relating to investments in Level 3 assets still held at March 31, 2025 is $18,619,438, which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2025:

Type of Security	Fair Value at March 31, 2025 (000’s)	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Equity	$10,384	Market comparable companies	Enterprise value to EBITDA multiple	18.50x – 36.00x (30.13x)
	13,785	Market comparable companies	Price to book ratio	3.05x - 3.05x – (3.05x)
	2,225	Recent financing/transaction	Recent transaction price	n/a
	24,957	Market comparable companies	Enterprise value to sales multiple	7.40x – 19.00x (12.91x)
Primary and Secondary Investments	$67,245	Adjusted reported net asset value	Reported net asset value	n/a
	109	Adjusted reported net asset value	Fair value adjustments	n/a

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

4. Unit Transactions/Subscription and Repurchase of Units

In general, Units are offered for purchase as of the first day of each calendar month. However, Units may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan for the Class A Units and Class S Units (the “Distribution Plan”). The Distribution Plan allows the Fund to pay distribution fees for the promotion and distribution of its Class A Units and Class S Units and the provision of personal services to holders of Class A Units and Class S Units. Under the Distribution Plan, the Fund may pay as compensation an amount up to 0.85% for Class A Units and up to 0.25% for Class S Units on an annualized basis of the value of the Fund’s net asset attributable to Class A Units and Class S Units, respectively (the “Distribution Fee”). Payment of the Distribution Fee is governed by the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund with respect to Class A Units and Class S Units. Notwithstanding the foregoing, the Fund may only expend up to 0.75% on an annualized basis of the Fund’s net assets attributable to Class A Units for distribution and promotion expenses. The actual fee to be paid by the Fund to broker/dealers and financial institutions and intermediaries will be negotiated based on the extent and quality of services provided. Class I Units are not subject to the Distribution Plan or the Distribution Fee and do not bear any expenses associated therewith. In addition, subscriptions for Class A Units may be subject to a placement fee of up to 3.50% of the subscription amount, and subscriptions for Class S Units may be subject to a placement fee of up to 1.50% (the “Placement Fee”). No Placement Fee may be charged without the consent of the placement agent.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

4. Unit Transactions/Subscription and Repurchase of Units (continued)

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business, and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Units having an aggregate value of no more than 5% of the Fund’s net assets each January 1st, April 1st, July 1st and October 1st. The Fund is entitled to charge a 2.00% early repurchase fee for any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units.

Transactions in Units were as follows:

	For the Year Ended March 31, 2025*		For the period from September 20, 2023 (Commencement of Operations) to March 31, 2024*
	Units	Dollar Amounts	Units	Dollar Amounts
Class I Units
Sales	50,696,061	$43,260,000	36,305,564	$51,500,000
Net increase (decrease)	50,696,061	$43,260,000	36,305,564	$51,500,000
Class S Units
Sales	191,186	$375,000	—	$—
Net increase (decrease)	191,186	$375,000	—	$—

*	Updated to reflect the effect of a 1-for-4 unit split on July 2, 2024.

5. Management Fees, Incentive Fee and Fees and Expenses of Managers

Under the terms of the Investment Management Agreement, which became effective on December 31, 2023, the Adviser is responsible for providing day-to-day investment management and certain other services to the Fund, subject to the ultimate supervision of and to any policies established by the Board. Accordingly, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. As consideration for its investment management services under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee equal to 1/12th of 1.50% (1.50% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. For the year ended March 31, 2025, the Fund incurred $1,550,800 in management fees payable to the Adviser. The Adviser has entered into a fee waiver acknowledgement agreement with the Fund, whereby the Adviser may waive or reduce management and incentive fees, at its sole discretion, without ability to recoup (the “Acknowledgement Agreement”). Pursuant to the Acknowledgement Agreement, $466,659 of management fees incurred during the period were waived.

In addition to the monthly management fee, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an Incentive Fee equal to 15% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of calculating the Incentive Fee, the term “net profits” means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the beginning of the same period, including any net change in unrealized appreciation or depreciation of investments, realized income, gains or losses, and expenses, and excluding contributions and withdrawals. The Fund maintains a memorandum account (the “Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Members will benefit from the New Loss Recovery Account in proportion to their holdings of Units. For the year ended March 31, 2025, the Fund incurred $2,022,181 in Incentive Fees due to the Adviser of which $814,430 was waived by the Adviser, without the ability to recoup, pursuant to the Acknowledgement Agreement.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

5. Management Fees, Incentive Fee and Fees and Expenses of Managers (continued)

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses) do not exceed 3.15% on an annualized basis with respect to Class A Units, 2.55% on an annualized basis with respect to Class S Units and 2.30% on an annualized basis with respect to Class I Units (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. From year ended March 31, 2025, the Adviser waived $1,297,389 of expense to stay below the 2.30% expense cap with respect to Class I. The Adviser has agreed to waive or reimburse an additional $16,750 of certain Fund expenses during the period, however, the Fund did not pay any recoupment of existing waivers pursuant to the expense limitation agreement.

Effective November 2, 2023, the Fund pays an annual fee to each Independent Manager of $30,000. The Fund pays an additional annual fee of $10,000 to the Chairman of the Board, the Chairman of the Audit Committee, and the Chairman of the Nominating Committee. The Fund also reimburses the expenses of the Independent Managers incurred in connection with their services as Independent Managers. The Independent Managers do not receive any pension or retirement benefits from the Fund.

6. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services pursuant to an Accounting and Administration Agreement between the Fund and the Administrator. For its services the Administrator receives a monthly fee that is based upon the average net assets of the Fund, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2025, the Fund incurred $500,502 in administration and accounting fees due to the Administrator.

7. Investment Transactions

Total purchases of investments for the year ended March 31, 2025 amounted to $40,710,372. The Fund incurred $5,088,320 distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2025. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the managers of the Private Equity Fund Investments as to the amounts of taxable income allocated to the Fund as of March 31, 2025.

8. Commitments

As of March 31, 2025, the Fund had funded $89,937,019 or 90.91% of the $98,927,340 of its total commitments to Private Equity Investments. With respect to its (i) Direct Investments it had funded $42,169,466 of $46,006,870 in total commitments, and (ii) Secondary Investments it had funded $47,767,553 of $52,920,470 in total commitments, in each case, as of March 31, 2025.

9. Indemnification

In the normal course of business, the Fund may enter contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

10. Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk. These risks should be carefully considered prior to investing and should only be considered by investors financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. Typically, these investments are in restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of investments in a particular industry or sector. The performance of investments in the sector may have a significant impact on the performance of the Fund. The Fund’s Private Equity Investments are illiquid, typically subject to various restrictions on resale, and there is no assurance that the Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments. Except where a market exists for the securities in which the Fund is directly or indirectly invested, the valuations of the Fund’s investments are estimated. Due to the inherent uncertainty in estimated valuations, those valuations may differ from the valuations that would have been used had a ready market for the securities existed, and the differences could be material.

Investments in Units provide limited liquidity. It is currently intended that holders of Fund Units will be able to redeem Units only through quarterly offers by the Fund to purchase, from holders of Fund Units, a limited number of Units. Those offers are at the discretion of the Board on the recommendation of the Adviser. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment. No guarantee or representation is made that the Fund’s investment objective will be met.

The impairment or failure of one or more banks with whom the Fund, an underlying fund or their portfolio companies transacts may inhibit the Fund, an underlying fund or their portfolio companies’ ability to access depository accounts. In such cases, the Fund or an underlying fund or portfolio company may be forced to delay or forgo investments or other business opportunities or initiatives, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund, an underlying fund or portfolio company holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund, an underlying fund or their portfolio companies may not recover such excess, uninsured amounts.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund, an underlying fund or their portfolio companies have a commercial relationship could adversely affect, among other things, the Fund, underlying fund or one of their portfolio company’s ability to pursue key strategic initiatives, including by affecting the Fund, an underlying fund or portfolio company’s ability to borrow from financial institutions on favorable terms.

Additionally, if the sponsor of an underlying fund, or a portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, the underlying fund and/or its portfolio companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

11. Tax Information

As of March 31, 2025, for U.S. federal income tax purposes, the Fund’s aggregate unrealized appreciation and depreciation on its investments based on cost were as follows:

Investments
Tax Cost	$85,923,226
Gross unrealized appreciation	33,385,454
Gross unrealized depreciation	(596,955)
Net unrealized investment appreciation/ (depreciation)	$32,788,499

The tax cost of the Fund’s investments as of March 31, 2025, approximates their amortized cost.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

11. Tax Information (continued)

The Fund and its subsidiary are classified as an association taxable as a corporation for U.S. federal income tax purposes. In accordance with U.S. tax laws, the Fund’s taxable income is subject to federal taxes at a 21% rate and state taxes at a 0.00% gross rate and 0.00% rate net of federal benefit. The Fund has recorded $0 unrecognized tax benefits as of March 31, 2025 and has not accrued any interest or penalties related to unrecognized tax benefits in income tax expense.

At March 31, 2025 the Fund had the following net operating losses for federal income tax purposes, which may be carried forward indefinitely:

3/31/2025	$4,289,114

The Fund’s income tax provision consists of the following as of year ended March 31, 2025:

Current Tax Expense (Benefit)

Federal	$—
State	$4
Total Current Tax Expense (Benefit)	$4

Deferred Tax Expense (Benefit)

Federal	$2,798,408
State	$(784,630)
Total Deferred Tax Expense (Benefit)	$2,013,778

Components of the Fund’s Deferred Tax Assets and Liabilities as of March 31, 2025 are as follows:

Deferred Income Tax Liabilities:

Mark to Market on Forwards	$(153,307)
Unrealized Gain on Currency	$(6,084)
Unrealized Gain on Mark to Market	$(9,035)
Unrealized Gain on Investments	$(6,927,102)
Subtotal Deferred Income Tax Liabilities	$(7,095,528)

Deferred Tax Assets:

Unrealized Loss on Spots/Forwards	$153,307
Net operating Loss Carryforwards	$900,714
Subtotal Deferred Income Tax Assets	$1,054,021

Total Net Deferred Tax Asset (Liability)	$(6,041,507)

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2025 (continued)

11. Tax Information (continued)

The Fund’s reported income taxes differ from the expected amount based on federal statutory rates as follows for the year ended March 31, 2025:

Income (Loss) before Income Taxes	$13,417,247
Statutory Rate	21%
Expected Current Tax Expense (Benefit) at Statutory Rate	$2,817,622

Increase (Decrease) in Actual Tax Reported Resulting From:
States Taxes and Related Deductions	$25,366
Change in Deferred Rate	$(816,735)
Provision to Return	$(9,024)
Other	$(3,447)
Total Current Tax Expense (Current and Deferred)	$2,013,782

The Fund recorded $0 valuation allowance as of March 31, 2025 as it believes it will be able to fully realize its deferred tax assets.

12. Stock Split

Effective as of the close of business on the date listed in the subsequent table, the Fund’s units underwent a stock split. There was no impact to the aggregate market value of units outstanding. The historical per unit data presented within the Financial Highlights has been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per unit, and the number of Class I units outstanding as of the date indicated were as follows:

	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) in Net Asset Value per Share	Increase (Decrease) in Net Shares Outstanding
Class I	July 2, 2024	1 for 4	12,665,592	50,662,368	Decrease	Increase

13. Due from Affiliates

The $638,960 due from affiliates balance on the consolidated statement of assets and liabilities relates to operating expenses that were paid by the fund that were waived by the Adviser and will be reimbursed by the Adviser. The Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund.

14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-2023).	3
Lewis R. Hood, Jr. Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	3
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, Stern School of Business, New York University (1995-Present).	3
Thomas M. Fortin Year of Birth: 1963 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2024	Retired; Managing Partner and Chief Operating Officer (2017-2021), Managing Partner and Chief Information Officer (2021-2024), iCapital, Inc. (2017-2024).	3

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC, Partners Group Next Generation Infrastructure, LLC, and Partners Group Growth, LLC.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Robert Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Indefinite length—since inception	Partner, Partners Group (2021–Present); Partners Group (2005– Present).	3
Brian J. Igoe Year of Birth: 1986 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length—since inception	Partners Group (2015-Present)	3
Helen Yankilevich Year of Birth: 1983 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Operating Officer	Indefinite length—since inception	Partners Group (2014-Present)	3
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length—since inception	Manager, Brian Kawakami LLC (2015–Present).	3

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS (continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Vilma DeVooght Year of Birth: 1977 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Indefinite length—since inception	Senior Compliance Officer, Partners Group (2021-Present); Senior Counsel, ALPS Fund Services, Inc. (2014-2021).	3

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC, Partners Group Next Generation Infrastructure, LLC, and Partners Group Growth, LLC

(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Partner of the Adviser.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

For the tax year ended October 31, 2024, the amount of long-term capital gains designated by the Fund was $0.

Approval of Investment Management Agreement

At a meeting of the Board held on November 2, 2023, the Board, including all of the Managers who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Managers”), approved the investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”) for an initial two-year term.

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the approval of the Investment Management Agreement. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement, nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a full review of the materials. The Independent Managers reviewed reports from and considered their discussions with management about the following factors. The Independent Managers did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement nor are the items described herein all-encompassing of the matters considered by the Board. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

Nature, Extent and Quality of Services

The Independent Managers reviewed and considered the nature, extent and quality of the investment management services proposed to be provided by the Adviser to the Fund under the Investment Management Agreement, including the selection of investments and the implementation of the Fund’s objectives and strategies. The Independent Managers also reviewed and considered the nature and extent of any non-advisory, administrative services to be provided by the Adviser or its affiliates. The Independent Managers considered the qualifications of the key personnel of the Adviser who would provide services to the Fund. The Independent Managers determined that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Independent Managers noted that the Adviser is part of a larger investment advisory group that advises other funds (including funds similar in structure to the Fund) and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available if the Adviser was not the Fund’s investment adviser. The Independent Managers also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Independent Managers concluded that the overall quality of the services to be provided are appropriate and consistent with the terms of the limited liability company agreement of the Fund and industry norms, and that the Fund would benefit from the Adviser’s management of the Fund’s investment program.

Performance

The Independent Managers considered the investment experience of the Adviser and the performance of other similar products managed by the Adviser. However, because the Fund is new, the Independent Managers were not able to consider Fund performance.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Independent Managers reviewed the proposed advisory fee and incentive fee rates and estimated expenses of the Fund. The Independent Managers compared the proposed advisory fee, incentive fee and other pro-forma expense information for the Fund with various comparative data, including a report of other comparable funds. In addition, the Independent Managers noted that the Adviser proposed to contractually limit total annual operating expenses of the Fund. The Independent Managers concluded that the advisory and incentive fees to be paid by the Fund were reasonable and satisfactory in light of the services proposed to be provided.

Breakpoints and Economies of Scale

The Independent Managers considered the extent to which economies of scale could be realized and whether fee levels would reflect those economies, noting as the Fund grows, economies of scale may be realized. The Independent Managers noted, however, that since the Fund’s advisory fee does not have breakpoints, the advisory fee would not create economies of scale as the Fund grows. The Independent Managers noted that they would continue to monitor and discuss the appropriateness of breakpoints and the Fund grows.

Profitability of the Adviser

The Independent Managers considered the costs of the services anticipated to be provided by the Adviser, and the compensation and benefits to be received by the Adviser in providing services to the Fund. The Independent Managers reviewed the financial statements of the Adviser’s parent and a profitability analysis of the Adviser, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits expected to be derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable funds. The Independent Managers also concluded that the expected overall expenses of the Fund were reasonable, taking into account the quality of services to be provided by the Adviser.

Although the Independent Managers considered and reviewed pro-forma information concerning the Adviser’s expected profits, due to the fact that operations for the Fund had not yet commenced, the Independent Managers made no determination with respect to profitability.

Ancillary Benefits and Other Factors

The Independent Managers also discussed other benefits to be received by the Adviser from its management of the Fund, including, without limitation, the potential for increased brand recognition for Partners Group. The Independent Managers noted that Partners Group did not have affiliations with the Fund’s transfer agent, administrator, custodian, or placement agent and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Independent Managers concluded that the advisory and incentive fees were reasonable in light of any fall-out benefits.

General Conclusion

The Independent Managers considered all factors and no one factor alone was deemed dispositive.

The Independent Managers determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement and that the proposed compensation and other terms of the Investment Management Agreement were in the best interests of the Fund and its shareholders.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP GROWTH, LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Growth, LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Growth, LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Growth, LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Growth, LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Growth, LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in Partners Group Growth, LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Partners Group Growth, LLC does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Growth, LLC does not jointly market.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant did not grant any implicit or explicit waivers to the provisions of the Code during the period covered by the report. A copy of the Code is filed under Item 19(a)(1) of this Form.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Stephen Ryan is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $216,000 for 2024 and $450,170 for 2025.

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2025.

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2024 and $0 for 2025.

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2025. The registrant's independent registered public accounting firm provides reasonable assurances on the correctness of the processes and procedures leading to the fair value of the investments calculated by Partners Group (USA) Inc. as well as the calculation itself, in accordance with their quarterly fair valuation process.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's audit committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to the independent registered public accounting firm’s engagement.

(e)(2) Percentage of Services.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2024 and $0 for 2025.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committees of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Advisers Act") to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to Partners Group Growth, LLC (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund pursuant to Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1.	Scope of Policy

The Adviser is a fiduciary to the Fund. Accordingly, the Adviser has a fiduciary duty to vote all proxies in the best interest of the Fund.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities with regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting directives.

2.	Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of unitholders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically voted as set forth below. However, the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of the Fund.

I.	Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.	Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the board of directors.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:

[1]	For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments are considered to be proxies.

o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).

o	Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

•	The Adviser does not support obstacles erected by companies to prevent mergers or takeovers, as it considers that such actions may depress the company’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.

o	Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.

o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.

o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.

o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:

o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.

o	Amendments to by-laws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.

o	Elimination of shareholder/interest holders’ right to call special meetings.

o	Excessive compensation.

o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.

o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.	Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the company, or which it considers unreasonable.

VI.	Corporate Social and Policy Issues

•	With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.	Matters Arising in Respect of Private Market Investments

•	Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.	Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.	Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.

2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.

3.	The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.

4.	In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.

5.	The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.

8.	The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.

9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.	Obtaining Proxy Voting Information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Growth, LLC

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn: Chief Compliance Officer

Re: Proxy voting information request

6.	Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

Adopted: November 2, 2023

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of the Partners Group Growth, LLC (the “registrant” or the “Fund”), as of the date of filing of the report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Robert Collins	Partner	Since Inception*	Partner, Partners Group (2021-Present); Managing Director, Partners Group (2012-2021); Partners Group (2005-Present).	Portfolio Management
Thomas Stein	Partner	Since 2021	Partner, Partners Group (2023-Present); Managing Director, Partners Group (2018-2023).	Portfolio Management
Adam Howarth	Partner	Since Inception**	Partner, Partners Group (2022-Present); Partners Group (2007-Present).	Portfolio Management
Joel Schwartz	Partner	Since 2015	Partner, Partners Group (2017-Present); Partners Group (2013-Present).	Portfolio Management
Anthony Shontz	Partner	Since 2012	Partner, Partners Group (2022-Present); Partners Group (2007-Present); Director, Board of Partners Group (USA) Inc. (2018-2023).	Portfolio Management
Robin Shelley	Managing Director	Since 2024	Managing Director, Partners Group (2024-Present); Senior Investment Leader, Partners Group (2021-2023); Investment Leader, Partners Group (2020).	Portfolio Management
Todd Bright	Partner	Since 2016	Partner, Partners Group (2018-Present); Partners Group (2014-Present); Director, Board of Partners Group (USA) Inc. (2018-2023).	Portfolio Management
Ron Lamontagne	Managing Director	Since 2016	Managing Director, Partners Group (2015-Present); Partners Group (2015-Present).	Portfolio Management

*Mr. Collins served as a portfolio manager for the registrant from 2009-2012, Chief Financial Officer since inception-2014 and President from 2014-present.

**Mr. Howarth served as a portfolio manager for the registrant from 2009-2011 and as deputy portfolio manager from 2014-2018.

The following table provides biographical information about the members of the Liquid Private Markets (“LIPM”) Investment Committee of the Adviser, who are primarily responsible for managing the listed private equity portion of the Fund’s portfolio, as of the date of filing of this report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Benjamin Lorenz	Senior Portfolio Manager - LIPM	Since 2022	Senior Portfolio Manager, Partners Group, (2024-Present); Portfolio Manager, Partners Group (2022-2024); Senior Investment Analyst, Partners Group (2019-2021); Partners Group (2011-Present).	Portfolio Management – LIPM
Lorenzo Papi	Portfolio Manager – LIPM	Since 2023	Portfolio Manager, Partners Group, (2023-Present); Investment Associate, Partners Group (2020-2023);Investment Analyst, Partners Group (2018-2020).	Portfolio Management – LIPM
Henrik Stutz	Senior Investment Analyst – LIPM	Since 2023	Senior Investment Analyst, Partners Group (2021-Present); Associate Investment Analyst, Partners Group (2017-2021)	Portfolio Management – LIPM

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than Partners Group Growth, LLC, for which the members of the Investment Committee of the Adviser are jointly and primarily responsible for the day-to-day portfolio management as of March 31, 2025:

NAME OF PORTFOLIO MANAGEMENT TEAM MEMBER	NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL VALUE OF ASSETS† BY ACCOUNT TYPE FOR WHICH THERE IS NO PERFORMANCE-BASED FEE	NUMBER OF OTHER ACCOUNTS AND TOTAL VALUE OF ASSETS† FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Todd Bright	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $16.5 billion	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Robert Collins	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $16.5 billion	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Robin Shelley	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $16.5 billion	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Thomas Stein	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $16.5 billion	16 pooled investment vehicles with a value of $ billion	41 accounts with a value of $ 5.5 billion
Adam Howarth	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $16.5 billion	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Ron Lamontagne	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $16.5 billion	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $16.5 billion	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion

Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $16.5 billion	16 pooled investment vehicles with a value of $5.5 billion	41 accounts with a value of $5.5 billion
Benjamin Lorenz*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $16.5 billion**	16 pooled investment vehicles with a value of $5.5 billion**	Zero accounts
Lorenzo Papi*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $16.5 billion**	16 pooled investment vehicles with a value of $5.5 billion**	Zero accounts
Henrik Stutz*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment companies with a value of $16.5 billion**	16 pooled investment vehicles with a value of $5.5 billion**	Zero accounts

† Approximate

* Member of the Liquid Private Markets Investment Committee

** Only the listed portions of the relevant registered investment company's or pooled investment vehicle's portfolios are managed by this member.

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Fund as of March 31, 2025:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Robert Collins	$50,001-$100,000
Robin Shelley	None
Thomas Stein	None
Adam Howarth	None
Joel Schwartz	None
Anthony Shontz	None
Todd Bright	None
Ron Lamontagne	None
Benjamin Lorenz	None
Lorenzo Papi	None
Henrik Stutz	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures

(a). The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b). There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Partners Group Growth, LLC

By (Signature and Title):	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 13, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/_ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 13, 2025

By (Signature and Title):	/s/_ Brian Igoe
Brian Igoe, Chief Financial Officer
(Principal Financial Officer)

Date:	June 13, 2025